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                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                        Supplement dated October 5, 1999
             to Fiduciary Shares Prospectus dated November 30, 1998.

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND
                     READ IT TOGETHER WITH THE PROSPECTUS.


Effective on October 1, 1999, AXA Asset Management Partenaires, sub-advisor to the International Equity Fund, transferred its investment sub-advisory services to AXA Investment Managers GS Ltd., an affiliated entity under common control.

As a result of the transfer of services, the four and fifth paragraphs under "SUB-ADVISORS" on page 40 of the Prospectus are replaced with the following:

         The Advisor and AXA Investment Managers GS Ltd. ("AXA"), have entered into an investment sub-advisory agreement relating to the International Equity Fund (the "International Equity Fund Investment Sub-Advisory Agreement"). Under the International Equity Fund Investment Sub-Advisory Agreement, AXA makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of the HighMark Funds. Prior to January 1, 1998, Tokyo-Mitsubishi Asset Management (U.K.), Ltd. ("TMAM") served as the Fund's Sub-Advisor.

         AXA, 60 Gracechurch Street, London, EC3V OHR, operates as a subsidiary of the AXA Group. AXA provides active global investment services to U.S. mutual funds and foreign mutual funds. As of June 30, 1998, the AXA Group managed assets in excess of $600 billion.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.